Supplement to the
Fidelity® Variable Insurance Products
Contrafund® Portfolio, Disciplined Small Cap Portfolio, Dynamic Capital Appreciation Portfolio, Equity-Income Portfolio, Floating Rate High Income Portfolio, Growth & Income Portfolio, Growth Opportunities Portfolio, Growth Portfolio, High Income Portfolio, Mid Cap Portfolio, Value Portfolio and Value Strategies Portfolio Investor Class
April 30, 2017
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information for VIP Equity-Income Portfolio℠ found in the "Management Contracts" section.

The following table provides information relating to other accounts managed by Ms. Persaud as of April 30, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	5	1
Number of Accounts Managed with Performance-Based Advisory Fees	2	none	none
Assets Managed (in millions)	$25,616	$3,539	$2
Assets Managed with Performance-Based Advisory Fees (in millions)	$8,468	none	none

* Includes VIP Equity-Income Portfolio℠ ($5,764 (in millions) assets managed).

As of April 30, 2017, the dollar range of shares of VIP Equity-Income Portfolio℠ beneficially owned by Ms. Persaud was none.

VIPINVB-17-01 1.825687.148	June 22, 2017